File Nos. 2-40341
                                                                    811-2192
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

     Pre-Effective Amendment No.                                           [ ]

     Post-Effective Amendment No. 44                                       [X]

                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [X]

     Amendment No. 44                                                      [X]

                     (Check appropriate box or boxes.)

                    THE DREYFUS THIRD CENTURY FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                              200 Park Avenue
                          New York, New York 10166
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

          immediately upon filing pursuant to paragraph (b) of Rule 485
     ----

      X   on October 1, 1997 pursuant to paragraph (b) of Rule 485
     ----

          60 days after filing pursuant to paragraph (a) of Rule 485
     ----

          on     (date)      pursuant to paragraph (a) of Rule 485
     ----


     Registrant has registered an indefinite number of shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended May 31, 1997 was filed on July 24, 1997.

                    THE DREYFUS THIRD CENTURY FUND, INC.
               Cross-Reference Sheet Pursuant to Rule 495(a)

Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____

  1           Cover Page                                   Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                3

  4           General Description of Registrant              4, 18

  5           Management of the Fund                         7

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             18

  7           Purchase of Securities Being Offered           9

  8           Redemption or Repurchase                       14

  9           Pending Legal Proceedings                      *

Items in
Part B of
Form N-1A
---------

  10          Cover Page                                   Cover

  11          Table of Contents                            Cover

  12          General Information and History                B-22

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-6

  15          Control Persons and Principal                  B-8
              Holders of Securities

  16          Investment Advisory and Other                  B-10
              Services

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.

                    THE DREYFUS THIRD CENTURY FUND, INC.
         Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____

  17          Brokerage Allocation                         B-21

  18          Capital Stock and Other Securities           B-22

  19          Purchase, Redemption and Pricing             B-13, B-14
              of Securities Being Offered

  20          Tax Status                                   *

  21          Underwriters                                 B-12

  22          Calculation of Performance Data              *

  23          Financial Statements                         B-25

Items in
Part C of
Form N-1A
_________

  24          Financial Statements and Exhibits              C-1

  25          Persons Controlled by or Under                 C-3
              Common Control with Registrant

  26          Number of Holders of Securities                C-3

  27          Indemnification                                C-3

  28          Business and Other Connections of              C-4
              Investment Adviser

  29          Principal Underwriters                         C-14

  20          Location of Accounts and Records               C-17

  31          Management Services                            C-17

  32          Undertakings                                   C-17

_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.



PROSPECTUS                                                OCTOBER 1, 1997

THE DREYFUS THIRD CENTURY FUND, INC.
        THE DREYFUS THIRD CENTURY FUND, INC. (THE "FUND") - CREATED TO MARK THE ENTRY OF THE UNITED STATES INTO THE THIRD CENTURY OF ITS POLITICAL EXISTENCE - IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY,
KNOWN AS A MUTUAL FUND. THE FUND'S PRIMARY GOAL IS TO PROVIDE CAPITAL GROWTH. CURRENT INCOME IS A SECONDARY GOAL.
        THE FUND INVESTS PRINCIPALLY IN COMMON STOCKS, OR SECURITIES CONVERTIBLE INTO COMMON STOCK, OF COMPANIES WHICH, IN THE OPINION OF THE FUND'S MANAGEMENT, NOT ONLY MEET TRADITIONAL INVESTMENT STANDARDS, BUT ALSO SHOW EVIDENCE THAT THEY CONDUCT THEIR BUSINESS IN A MANNER THAT CONTRIBUTES TO THE ENHANCEMENT OF THE QUALITY OF LIFE IN AMERICA.
        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION ("DREYFUS") SERVES AS THE FUND'S INVESTMENT ADVISER. NCM CAPITAL MANAGEMENT GROUP, INC. ("NCM") SERVES AS THE FUND'S SUB-INVESTMENT ADVISER AND PROVIDES DAY-TO-DAY MANAGEMENT OF THE FUND'S PORTFOLIO.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

        THE STATEMENT OF ADDITIONAL INFORMATION, DATED OCTOBER 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.

        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.

TABLE OF CONTENTS
                                                  PAGE                                                    PAGE
ANNUAL FUND OPERATING EXPENSES .....              3         HOW TO REDEEM SHARES............              14
CONDENSED FINANCIAL INFORMATION.....              3         SHAREHOLDER SERVICES PLAN.......              16
DESCRIPTION OF THE FUND.............              4         DIVIDENDS, DISTRIBUTIONS AND TAXES            16
MANAGEMENT OF THE FUND..............              7         PERFORMANCE INFORMATION.........              17
HOW TO BUY SHARES...................              9         GENERAL INFORMATION.............              18
SHAREHOLDER SERVICES................              11

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  [Page 1]

[This Page Intentionally Left Blank]
  [Page 2]

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)
    Management Fees.............................................................................                .75%
    Other Expenses .............................................................................                .28%
    Total Fund Operating Expenses...............................................................                1.03%


EXAMPLE:                                           1 YEAR      3 YEARS         5 YEARS        10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                       $11            $33            $57           $126

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses borne by the Fund and therefore indirectly by investors, the payment of which will reduce investors' annual return. The foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. See "Management of the Fund," "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services Plan."

CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                      Year Ended May 31,
                                        --------------------------------------------------------------------------------------
                                         1988     1989     1990     1991     1992     1993     1994     1995     1996     1997
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
PER SHARE DATA:
  Net asset value, beginning of year    $7.73    $5.76    $6.33    $7.01    $7.79    $7.80    $8.48    $7.80    $7.45    $9.25
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  INVESTMENT OPERATIONS:
  Investment income-net....               .19      .29      .21      .06      .05      .04      .05      .07      .03      .02
  Net realized and unrealized gain (loss)
  on investments...........              (.53)     .84      .84     1.07      .26      .74     (.08)     .65     2.39     2.16
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  TOTAL FROM INVESTMENT OPERATIONS       (.34)    1.13     1.05     1.13      .31      .78     (.03)     .72     2.42     2.18
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  DISTRIBUTIONS:
  Dividends from investment income-net   (.36)    (.30)    (.18)    (.12)    (.08)    (.05)    (.04)    (.07)    (.05)    (.02)
  Dividends from net realized gain on
  investments..............             (1.27)    (.26)    (.19)    (.23)    (.22)    (.05)    (.61)   (1.00)    (.57)   (1.40)
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  TOTAL DISTRIBUTIONS......             (1.63)    (.56)    (.37)    (.35)    (.30)    (.10)    (.65)   (1.07)    (.62)   (1.42)
                                          ---      ---      ---      ---      ---      ---      ---      ---      ---      ---
  Net asset value, end of year          $5.76    $6.33    $7.01    $7.79    $7.80    $8.48    $7.80    $7.45    $9.25   $10.01
                                          ===      ===      ===      ===      ===      ===      ===      ===      ===      ===
TOTAL INVESTMENT RETURN                 (3.92%)  20.54%   17.26%   17.19%    3.92%   10.02%    (.63%)  11.81%   33.63%   25.70%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets                   1.02%    1.04%    1.05%    1.04%    1.08%    1.11%    1.17%    1.12%    1.11%    1.03%
  Ratio of net investment income to average
  net assets...............              2.94%    4.71%    3.19%    1.10%     .83%     .48%     .52%     .93%     .36%     .22%
  Portfolio Turnover Rate..             36.76%   52.82%  162.82%   72.57%   47.92%   67.30%   71.70%  133.54%   92.08%   66.52%
  Average Commission Rate Paid*             -        -        -        -        -        -        -        -        -   $.0616
  Net Assets, end of year
                 (000's Omitted)     $152,533 $168,579 $195,658 $266,126 $443,533 $526,335 $390,340 $368,833 $473,452.$677,084


*For fiscal years beginning June 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


  [Page 3]
        Further information about the Fund's performance is contained in the Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.

Debt Outstanding
                                                                                           YEAR ENDED MAY 31, 1997(1)
                                                                                            ----------------------------
PER SHARE DATA:
    Amount of debt outstanding at
    end of year (in thousands)...................................................                      -
    Average amount of debt outstanding
    throughout year (in thousands)(2)............................................                     $118
    Average number of shares outstanding
    throughout year (in thousands)(3)............................................                    57,598
    Average amount of debt per
    share throughout year........................................................           Less than $0.01 per share


(1)  At May 31, 1996, the Fund had no outstanding debt.


(2)  Based upon daily outstanding borrowings.


(3)  Based upon month-end balances.

DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVES - The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal. There can be no assurances that the Fund's investment objectives will be achieved.
SPECIAL CONSIDERATIONS - TYPES OF COMPANIES SOUGHT FOR INVESTMENT - To assess whether a company contributes to the enhancement of the quality of life in America, the Fund considers a company's record in the areas of (1) protection and improvement of the environment and the proper use of our natural resources, (2) occupational health and safety, (3) consumer protection and product safety, and (4) equal employment opportunity. Consistent with its consumer protection screen, the Fund will not purchase shares in a company which manufactures tobacco products. There are few generally accepted measures of achievement in these areas. The development of suitable measurement techniques, therefore, will be largely within the discretion and judgment of the management of the Fund. Management does not intend at present to evaluate in depth a company's activities not directly connected with the conduct of its business (such as participation in community improvement projects) or the secondary implications of corporate activities (for example, in examining banks, the business activities of their borrowers will not be evaluated).
        The Fund's special considerations tend to limit the availability of investment opportunities more than is customary with other investment companies, including those managed by Dreyfus. Management believes, however, that there are sufficient investment opportunities among companies which meet the Fund's special considerations to permit full investment, if management believes it desirable, in securities which meet the Fund's investment objective of capital growth through equity investment.
        The Fund's objectives and special considerations described above cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares.
        The Fund's Board of Directors may adopt additional criteria or restrictions governing the Fund's investments if the Board of Directors determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner, but the Board may not change the four existing special considerations described above without shareholder approval.

  [Page 4]
THE INVESTMENT SELECTION PROCESS - Potential investment portfolio selections (based on traditional investment considerations, including an opinion of the fundamental value of the security and other market factors) are designated to the Dreyfus research staff. The staff begins a process of searching publicly available information about the company to determine its record in the areas of special concern to the Fund. Researchers use commercially available computer data bases and reviews and evaluations published or made available by "watchdog" groups whose interests focus on one or more of the special areas, such as the environment, equal employment opportunity, product safety or occupational safety and health, as applicable. Additional data may be obtained, where practical, from local, state and federal agencies which maintain surveillance in certain areas of interest to the Fund and which provide this data to the public.
        If the initial evaluation reveals no negative pattern in the areas of special concern to the Fund, a company's securities are eligible for purchase. The research staff supplements this initial screening by asking the company to complete a questionnaire designed by the Fund to aid in the evaluation of the company's conduct in the areas of special concern. The examination of a company may also include personal interviews with company officials, inspection of facilities and other techniques that may be applicable to specific companies or industries.
        If it is determined at any stage that purchase or retention of the portfolio security is not consistent with the Fund's goal of investing in companies whose conduct contributes to the enhancement of the quality of life in America, the security will not be purchased or, if already purchased, will be sold as expeditiously as possible, consistent with the best interests of the Fund.
        The Board will review new portfolio acquisitions in light of the Fund's special concerns at their next regular meeting. While the Board of Directors will disqualify a company evidencing a pattern of conduct that is inconsistent with the Fund's special standards, the Board need not disqualify a company on the basis of incidents that, in the Board's judgment, do not reflect the company's policies and overall current level of performance in the areas of special concern to the Fund. The performance of companies in the areas of special concern are reviewed regularly to determine their continued eligibility.
MANAGEMENT POLICIES - Depending on market conditions, the Fund attempts to be fully invested in common stock, or securities convertible into common stock, which meet both traditional investment standards and the Fund's investment criteria described under "Types of Companies Sought for Investment."
        As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the Act. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.
        The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities, provided such investments are consistent with the Fund's investment objective. Illiquid securities are securities which are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain options traded in the over-the-counter market and securities used to cover such options. Investment in illiquid securities subjects the Fund to the risk that it will not be able to sell such securities when it may be opportune to do so.
        During periods in which management believes adverse trends are occurring in the financial markets or the economy, the Fund may adopt a temporary defensive posture to preserve shareholders' capital by investing in U.S. Government securities, and also in corporate bonds, high grade commercial paper, repurchase agreements, time deposits, bank certificates of deposit, bankers' acceptances and other short-term bank obligations issued in this country as well as those issued in dollar denominations

  [Page 5]
by the foreign branches of U.S. banks, and cash or cash equivalents, without limit as to amount, as long as such investments are made in securities of eligible companies and domestic banks. When the Fund has adopted a temporary defensive posture, the entire portfolio can be so invested. During such periods, the Fund may not achieve its investment objectives.
        Repurchase agreements involve the acquisition by the Fund of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York with respect to securities of the type in which the Fund may invest, and the Fund will require that additional securities be deposited with its custodian if the value of the securities purchased should decrease below resale price. Dreyfus will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
        To earn additional income on its portfolio, the Fund may write and sell covered call option contracts on securities it owns to the extent of 20% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option on a security owned by the Fund, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security.
        A more detailed description of the securities in which the Fund may invest can be found in the Statement of Additional Information.
        The Fund may invest in companies with substantial overseas activities, but, at present, management will not examine corporate activities carried on outside the United States.
CERTAIN FUNDAMENTAL POLICIES - The Fund may (i) borrow money to the extent permitted under the Act, which currently limits borrowing to no more than 331/ 3% of the value of the Fund's total assets; (ii) invest up to 5% of the value of its total net assets in the securities of any one issuer (except securities of the U.S. Government or any instrumentality thereof); (iii) invest in companies having less
  [Page 6]
than three years continuous operating history (including that of predecessors) but only in an amount up to 5% of the value of its net assets; and (iv) invest up to 25% of the value of its total assets in any single industry. This paragraph describes fundamental policies of the Fund which cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. See "Investment Objectives and Management Policies-Investment Restrictions" in the Fund's Statement of Additional Information.
CERTAIN ADDITIONAL NON-FUNDAMENTAL POLICIES - The Fund may (i) pledge, hypothecate, mortgage or otherwise encumber its assets, but only to secure permitted borrowings; and (ii) invest up to 15% of the value of its net assets in repurchase agreements providing for settlement in more than seven days after notice and in other illiquid securities. See "Investment
Objectives and Management Policies - Investment Restrictions" in the Fund's Statement of Additional Information.
INVESTMENT CONSIDERATIONS - The Fund will not seek to realize profits by anticipating short-term market movements. When market conditions permit, the Fund generally intends to retain securities for at least the statutory long-term capital gain period. The annual portfolio turnover rate indicates the rate of change in the Fund's portfolio; for instance, a rate of 100% would result if all the securities in the portfolio at the beginning of an annual period had been replaced by the end of the period. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that, in view of the Fund's investment objectives, its annual portfolio turnover rate generally should not exceed 75%. When extraordinary market conditions prevail, a higher turnover rate and increased brokerage expenses may be expected.
        Investment decisions for the Fund are made independently from those of other investment companies advised by Dreyfus. However, if such other investment companies are prepared to invest in, or desire to dispose of, securities of the type which the Fund invests in at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.
MANAGEMENT OF THE FUND

INVESTMENT ADVISER - Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of July 31, 1997, Dreyfus managed or administered approximately $92 billion in assets for
1.7 million investor accounts nationwide.

        Dreyfus supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law.

        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, Mellon managed approximately $259 billion in assets as of June 30, 1997, including $88 billion in mutual fund assets. As of March 31, 1997, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $1.061 trillion in assets including approximately $58 billion in mutual fund assets.


  [Page 7]

        Under the terms of the Management Agreement, the Fund has agreed to pay Dreyfus a fee, payable monthly, at the annual rate of .75 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended
May 31, 1997, the Fund paid Dreyfus a management fee at the annual rate of .75 of 1% of the value of the Fund's average daily net assets.

        In allocating brokerage transactions, Dreyfus seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, Dreyfus may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, administered or advised by Dreyfus as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

SUB-INVESTMENT ADVISER - NCM, located at 103 West Main Street, Durham, North Carolina 27705-3638, a registered investment adviser, serves as the Fund's sub-investment adviser. NCM was incorporated in 1986 and is one of the nation's largest minority-owned investment management firms. Prior to August 2, 1994, NCM had not advised a registered investment company. As of June 30, 1997, NCM managed or administered approximately $4.2 billion in assets.

        NCM, subject to the supervision and approval of Dreyfus, provides investment advisory assistance and the day-to-day management of the Fund's portfolio, as well as research and statistical information under an Amended and Restated Sub-Investment Advisory Agreement with Dreyfus dated April 22, 1996, subject to the overall authority of the Fund's Board of Directors in accordance with Maryland law. The Amended and Restated Sub-Investment Advisory Agreement contains a restriction on NCM's ability to act as the investment adviser or sub-investment adviser for other registered funds with socially responsible investment policies without the consent of Dreyfus or the Fund.
        Under the Amended and Restated Sub-Investment Advisory Agreement, Dreyfus has agreed to pay NCM an annual fee, payable monthly, as set forth below:

                                                                                           ANNUAL FEE AS A PERCENTAGE OF
                     TOTAL ASSETS                                                            AVERAGE DAILY NET ASSETS
                     0 to $400 million.............................                                 .10 of 1%
                     In excess of $400 million
                       to $500 million..............................................                .15 of 1%
                     In excess of $500 million
                        to $750 million..............................................               .20 of 1%
                     In excess of $750 million.....................                                 .25 of 1%

        For the fiscal year ended May 31, 1997, Dreyfus paid NCM pursuant to the Amended and Restated Sub-Investment Advisory Agreement a monthly fee at the effective aggregate annual rate of .12% of the value of the Fund's average daily net assets.

        The Fund's portfolio managers primarily responsible for management of the Fund's portfolio are Eric W. Steedman, with respect to the Fund's areas of special concern, and Maceo K. Sloan, with respect to selection of portfolio securities. Mr. Steedman has held that position since May 1, 1996 and has been employed by Dreyfus since January 1995. From June 1994 to December 1994, he was employed by the Council on Economic Priorities. Mr. Sloan has held his position with the Fund since August 1994 and has been employed by NCM since 1986. The Fund's other portfolio managers are identified under"Management of the Fund" in the Fund's Statement of Additional Information. Dreyfus also provides research services for the Fund as well as for other funds advised by Dreyfus through a professional staff of portfolio managers and security analysts.
EXPENSES - From time to time, Dreyfus may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and
  [Page 8]
increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay Dreyfus at a later time for any amounts it may waive, nor will the Fund reimburse Dreyfus for any amounts it may assume.
        Dreyfus may pay the Fund's distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.

DISTRIBUTOR - The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT - Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, P.A. 15258, is the Custodian of the Fund's investments. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent").
HOW TO BUY SHARES

        Fund shares are sold without a sales charge if you purchase them directly from the Distributor; you may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment is $2,500, or $1,000 if you are a client of a securities dealer, investment adviser or bank which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500, or $750 if the investment is for Dreyfus sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant. Subsequent investments normally must be at least $100, although there is no minimum for retirement plans. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and in a form acceptable to the Fund. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. The Fund reserves the right to vary further the initial and subsequent investment minimum requirement at any time.

        You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105.

  [Page 9]
For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA #8900051787/The Dreyfus Third Century Fund, Inc. for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments may also be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration, and your Fund account number PRECEDED BY THE DIGITS "1111."
        If an order is received in proper form by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of the close of trading on that day. Otherwise, Fund shares will be purchased at the next determined net asset value.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 U.S.-based employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars. All present holdings of shares of funds in the Dreyfus Family of Funds by such employee benefit plans or programs will be aggregated to determine the fee payable with respect to each such purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day that the New York Stock Exchange is open for business. For purposes of determining net asset value per share, options will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding.

  [Page 10]
        The Fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors. For further information regarding the method employed in valuing Fund investments, see "Determination of Net Asset Value" in the Fund's Statement of Additional Information.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
DREYFUS TELETRANSFER PRIVILEGE - You may purchase Fund shares (minimum of $500, maximum of $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

SHAREHOLDER SERVICES
FUND EXCHANGES - You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a current value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561 or, by oral request from any of the authorized signatories on the account, by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark automated telephone system) by calling 1-800-645-6561.
If you are calling from overseas, call 516-794-5452. See "How to Redeem Fund Shares-Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares from which you are exchanging or transferring were: (a) pur

  [Page 11]
chased with a sales load, (b) acquired by a previous exchange or transfer from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of your exchange or transfer you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated upon notice to shareholders.

        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder, and an exchanging shareholder, therefore, may realize a taxable gain or loss.

DREYFUS AUTO-EXCHANGE PRIVILEGE - Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in The Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark - Dreyfus-AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.
At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE - Dreyfus Government Direct
Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by
  [Page 12]
having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS DIVIDEND OPTIONS - Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load.
If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject upon redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information.
Dreyfus Dividend ACH permits you to transfer electronically your dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

        For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

DREYFUS PAYROLL SAVINGS PLAN - Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DREYFUS STEP PROGRAM - The Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Fund's Account Application and file the required authorization form(s) with the Transfer Agent. For more information

  [Page 13]
concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund reserves the right to redeem your account if you have terminated your participation in the Program and your account's net asset value is $500 or less. See "How to Redeem Fund Shares." The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

AUTOMATIC WITHDRAWAL PLAN - The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through this Plan.
        You may make additional investments in Fund shares while an Automatic Withdrawal Plan is in effect.
RETIREMENT PLANS - The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

HOW TO REDEEM SHARES
GENERAL - You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

        The Fund imposes no charges when shares are redeemed directly through the Distributor. Securities dealers, banks and other financial institutions may charge a fee for effecting redemptions of Fund shares. Any stock certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

  [Page 14]

        The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value has been reduced to $500 or less and remains so during the notice period.


PROCEDURES - You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege, or the Dreyfus TELETRANSFER Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.
REGULAR REDEMPTION - Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREOF. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Redemption requests must be signed by each shareholder, including each owner of a joint account and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions, please call one of the telephone numbers listed under "General Information."


  [Page 15]
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE - You may request by wire, telephone or letter that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.


TELEPHONE REDEMPTION PRIVILEGE - You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Telephone Redemption Privilege is granted automatically unless you refuse it.


DREYFUS TELETRANSFER PRIVILEGE - You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period.


        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets of the Fund's shares for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily pays dividends from net investment income and makes distributions from net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional Fund shares at net asset value. All expenses are accrued daily and deducted before the declaration of dividends to investors.

        Dividends paid by the Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of gains realized from the sale or other disposition of certain market discount bonds, will be taxable to U.S. shareholders as ordinary income whether or not reinvested. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvest
  [Page 16]
ed in Fund shares. The Code provides that an individual generally will be taxed on the net amount of his or her capital gain at a maximum rate of 28% with respect to capital gain from property held for more than one year but not more than 18 months and at a maximum rate of 20% with respect to capital gain from property held for more than 18 months. Special rules (and generally lower maximum rates) apply for individuals in lower tax brackets. Dividends and distributions may be subject to state and local taxes.

        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to any U.S. nonresident withholding tax. However, such distributions and redemption proceeds may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder of the Fund if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

        A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management of the Fund believes that the Fund has qualified for the fiscal year ended May 31, 1997 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its net investment income and realized capital gains are distributed in accordance with the applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

        You should consult your tax adviser regarding specific questions as to Federal, state and local taxes.
PERFORMANCE INFORMATION

        For purposes of advertising, performance will be calculated on the basis of average annual total return and/or total return.

        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the

  [Page 17]
period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Dow Jones Industrial Average, Standard & Poor's 500 Composite Stock Price Index, Morningstar, Inc. or other industry publications.
GENERAL INFORMATION

        The Fund was incorporated under Delaware law on May 6, 1971 and began operations on March 29, 1972. On July 30, 1982, the Fund changed its state of incorporation to Maryland. In April 1996, at a meeting of shareholders of the Fund, shareholders approved changes in the Fund's fundamental policies and investment restrictions and an Amended and Restated Sub-Investment Advisory Agreement between Dreyfus and NCM.

        The Fund is authorized to issue 150 million shares of Common Stock, par value $.331/3 per share. Each share has one vote, has equal voting, redemption, dividend and liquidation rights, and, when issued in accordance with the terms of this offering, is fully-paid and non-assessable. Shares are freely transferable and are redeemable at net asset value, at the option of the shareholder.
        Unless otherwise required by the Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for the purpose of removing a Director from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors holding office at the time were elected by shareholders.
        The Transfer Agent maintains a record of each shareholder's ownership and will send confirmations and statements of account to each shareholder.


  [Page 18]
#
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call
718-895-1206; outside the U.S. call 516-794-5452.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.

  [Page 19]
#
The Dreyfus
Third Century
Fund, Inc.
Prospectus
Registration Mark
Copy Rights 1997 Dreyfus Service Corporation
                                           B035p1097
This Prospectus is Printed on Recycled Paper.
  [Page 20]


                    THE DREYFUS THIRD CENTURY FUND, INC.
                    (STATEMENT OF ADDITIONAL INFORMATION)
                                   PART B

                               OCTOBER 1, 1997


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of The Dreyfus Third Century Fund, Inc. (the "Fund"), dated October 1, 1997, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York, 11556-0144 or call the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 718-895-1206
          Outside the U.S. -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. NCM provides day-to-day management of the Fund's portfolio, subject to the supervision of the Manager.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                              TABLE OF CONTENTS
                                                            Page

Investment Objectives and Management Policies               B-02
Management of the Fund                                      B-06
Investment Advisory Agreements                              B-10
Purchase of Shares                                          B-13
Redemption of Shares                                        B-14
Shareholder Services                                        B-16
Determination of Net Asset Value                            B-19
Shareholder Services Plan                                   B-19
Dividends, Distributions and Taxes                          B-20
Portfolio Transactions                                      B-22
Performance Information                                     B-24
Information About the Fund                                  B-24
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Auditors                          B-25
Financial Statements                                        B-26
Report of Independent Auditors                              B-35


                INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."

     Portfolio Securities. During a period when it becomes desirable to move the Fund toward a defensive position because of adverse trends in the financial markets or the economy, the Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. These include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when the Fund is satisfied that the credit risk with respect to the issuer is minimal.

     The Board of Directors of the Fund may, to a limited extent, authorize the purchase of securities of foreign companies which have not been declared eligible for investment ("ineligible securities") in order to facilitate the purchase of securities of other foreign companies which are contributing or will contribute to the enhancement of the quality of life in America and which have been declared eligible for investment ("eligible securities"). Certain countries have limited, either permanently or temporarily, the ability of foreigners to purchase shares of their domestic companies, shares which are already owned outside the country or shares which may be obtained through the sale of shares of other companies located in the same country which are owned outside that country. Accordingly, the Fund may purchase ineligible securities so that these securities may be sold or redeemed in the country of origin, and the proceeds thus received used for the purchase of eligible securities.

     Otherwise ineligible securities purchased for this limited purpose would be held in the Fund's portfolio for a maximum of 60 days in order to enable the Fund to have sufficient time to provide for the transportation of the securities and their sale or redemption. Most transactions of this type, however, are expected to be completed in a much shorter period. Furthermore, such investments are limited, as a fundamental policy, in the aggregate, to a maximum of 2% of the net assets of the Fund at the time of investment. Engaging in these transactions will result in additional expense to the Fund in the form of brokerage commissions incurred in the purchase and sale of the ineligible security. Finally, the Board of Directors would authorize investments in ineligible securities only for the purpose of facilitating the purchase of securities of a specific eligible company.

     Writing and Purchasing Options. To earn additional income on its portfolio, the Fund, to a limited extent, may write covered call options on securities owned by the Fund ("covered options" or "options") and purchase call options in order to close option transactions, as described below.

     A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period, regardless of the market price of the security. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. When a covered option is written by the Fund, the Fund will make arrangements with the Fund's Custodian, to segregate the underlying securities until the option either is exercised, expires or the Fund closes out the option as described below. A covered option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. To limit this exposure, the value of the portfolio securities underlying covered call options written by the Fund will be limited to an amount not in excess of 20% of the value of the Fund's net assets at the time such options are written.

     The Fund will purchase call options only to close out open positions. To close out a position, the Fund may make a "closing purchase transaction," which involves purchasing a call option on the same security with the same exercise price and expiration date as the option which it has previously written on a particular security. The Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call option is less (or more) than the amount received from the sale thereof.

     Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities which are illiquid securities. Illiquid securities are securities which are not readily marketable, including those with restrictions on resale. Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), permits certain resales of restricted securities to qualified institutional buyers without registration under the Securities Act ("Rule 144A Securities"). Because it is not possible to predict with assurance how the market for Rule 144A Securities will develop, the Fund's Board has directed the Manager to monitor carefully the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information, and has approved procedures to determine whether a readily available market exists. Rule 144A Securities for which there is a readily available market are not illiquid.

     When the Fund purchases securities that are illiquid due to the fact that such securities have not been registered under the Securities Act, the Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such securities and the registration of the securities permitting sale. The valuation of illiquid securities will be monitored by the Manager subject to the supervision of the Fund's Board.

     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 16 as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund's outstanding voting shares. Investment restrictions numbered 17 and 18 are not fundamental policies and may be changed by vote of a majority of the Fund's Directors at any time.

     1. The Fund's special considerations described under "Special Considerations-Types of Companies Sought for Investment" in the Fund's Prospectus will not be changed without stockholder approval. The Board of Directors may from time to time without stockholder approval adopt additional criteria or restrictions governing the Fund's investments if the Board of Directors determines that the new criteria or restrictions are consistent with the Fund's objective of investing in a socially responsible manner. Any such new criteria or restrictions would not be fundamental policies of the Fund and could be subsequently terminated or changed by the Board of Directors at any time without stockholder approval.

     2. The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer (except securities of the United States Government or any instrumentality thereof).

     3. The Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

     4. The Fund may not purchase securities of any company having less than three years' continuous operating history (including that of any predecessors) if such purchase would cause the value of the Fund's investments in all such securities to exceed 5% of the value of its net assets. See also Investment Restriction No. 10.

     5. The Fund may not purchase securities of closed-end investment companies except in connection with a merger or consolidation of portfolio companies. The Fund shall not purchase or retain securities issued by open-end investment companies other than itself.

     6. The Fund may not purchase or retain the securities of any issuer if officers or directors of the Fund or of its investment adviser, who own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

     7. The Fund may not purchase, hold or deal in commodities or commodity contracts, in oil, gas, or other mineral exploration or development programs, or in real estate but this shall not prohibit the Fund from investing, consistent with Item 18 below, in securities of companies engaged in oil, gas or mineral investments or activities. This limitation shall not prevent the Fund from investing in securities issued by a real estate investment trust, provided that such trust is not permitted to invest in real estate or in interests other than mortgages or other security interests.

     8. The Fund may not borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

     9. The Fund may not make loans other than by the purchase, consistent with Item 18 below, of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions. The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans.

     10. The Fund may not act as an underwriter of securities of other issuers.

     11. The Fund may not purchase from or sell to any of its officers or directors, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     12. The Fund may not invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     13. The Fund may not purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     14. The Fund may not sell any security short or engage in the purchase and sale of put, call, straddle, or spread options or combinations thereof, or in writing such options, except that the Fund may write and sell covered call option contracts on securities owned by the Fund up to, but not in excess of, 20% of the market value of its net assets at the time such option contracts are written. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written. In connection with the writing of covered call options, the Fund may pledge assets to an extent not greater than 20% of the market value of its total net assets at the time such options are written.

     15. The Fund may not concentrate its investments in any particular industry or industries, except that the Fund may invest up to 25% of the value of its total assets in a single industry.

     16. The Fund may not purchase warrants in excess of 2% of the value of its net assets. Such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Fund in units or attached to securities shall be deemed to be without value, for purposes of this restriction only.

     17. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings.
     18. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions noted above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                           MANAGEMENT OF THE FUND

     Directors and officers of the Fund together with information as to their principal business occupation during at least the last five years, are shown below.

Directors of the Fund

CLIFFORD L. ALEXANDER, JR., Director.  President of Alexander & Associates,
     Inc., a management consulting firm. From 1977 to 1981, Mr. Alexander served as Secretary of the Army and Chairman of the Board of the Panama Canal Company and from 1975 to 1977 he was a member of the Washington, D.C. law firm of Verner, Liipfert, Bernhard, McPherson and Alexander. He is a Director of American Home Products Corporation, The Dun & Bradstreet Corporation, Equitable Resources, Inc., a producer and distributor of natural gas and crude petroleum, MCI Communications Corporation and Mutual of America Life Insurance Company. He is 64 years old and his address is 400 C Street N.E., Washington, D.C. 20002.

LUCY WILSON BENSON, Director. President of Benson and Associates, consultants to business and government. Mrs. Benson is a Director of Communications Satellite Corporation, General RE Corporation and Logistics Management Institute. She is also a Trustee of the Alfred P. Sloan Foundation, Vice Chairman of the Board of Trustees of Lafayette College, Vice Chairman of the Citizens Network for Foreign Affairs and of the Atlantic Council of the U.S. and a member of the Council on Foreign Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman Corporation. Mrs. Benson served as a consultant to the U.S. Department of State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and Technology. She is 70 years old and her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board for various funds in the Dreyfus Family of Funds. He is Chairman of the Board of Directors of Noel Group, Inc.; a venture capital company, and Staffing Resources, Inc., a temporary placement agency. Mr. DiMartino also serves as a director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor; and Curtis Industries, Inc., a national distributor of security products, chemicals, and automotive and other hardware. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 53 years old and his address is 200 Park Avenue, New York, New York 10166.

PETER C. GOLDMARK, JR., Director.  Since July 1988, President of The
     Rockefeller Foundation, an organization which promotes research and educational activities. He is also a trustee of The Rockefeller Foundation and a director of Knight-Ridder, Inc. From 1985 to 1988, Mr. Goldmark was Senior Vice President of Times Mirror Company and from 1977 to 1985 he was Executive Director of The Port Authority of New York and New Jersey. He is 56 years old and his address is 420 Fifth Avenue, New York, New York 10018.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Directors of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Directors who are not "interested persons" of the Fund.

     The Fund typically pays its Directors an annual retainer fee and reimburses them for their Board meeting expenses. The Chairman of the Board receives an additional 25% of such compensation. Any Director who becomes an Emeritus Director shall be entitled to receive an annual retainer fee of one-half the amount paid to Directors. The aggregate amount of compensation paid to each Director by the Fund for the fiscal year ended May 31, 1997 and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Director's total compensation) for the year ended December 31, 1996, were as follows:


                                                       (3)
                                                      Total
                                      (2)          Compensation
      (1)                          Aggregate      From Fund and
 Name of Board                    Compensation         Fund
     Member                        From Fund1    Complex Paid to
                                                   Board Member

Clifford L. Alexander               $10,000       $ 82,436 (18)

Lucy Wilson Benson                  $10,000       $ 69,018 (15)

Joseph S. DiMartino                 $12,500       $517,075 (96)

Peter C. Goldmark                   $10,000        $ 10,852 (1)

_________________________

1 Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,803 for all Directors as a group.

Officers of the Fund

MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer, Chief Compliance Officer and a Director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by the Manager. She is 40 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Assistant Vice
     President of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank and Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company. He is 28 years old.


RICHARD W. INGRAM, Vice President and Assistant Treasurer.  Executive Vice
     President of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. He is 42 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary. Vice President of the Distributor since September 1995 and an officer of other investment companies advised or administered by the Manager. She is 28 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company. She is 33 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel, Secretary and Clerk of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Senior Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed by GE Investments where he held various financial business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of the GE Investment Services. He is 36 years old.


JOSEPH F. TOWER, III Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 35 years old.

     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.

     Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund on September 3, 1997.


     The following person is known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on September 3, 1997:
Nationwide Life Insurance Company, FBO Naco Variable Account, c/o IPO C064, PO Box 182029, Columbus, OH 43218-2029 - 6.8292.


                       INVESTMENT ADVISORY AGREEMENTS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."

     Management Agreement. The Manager provides investment advisory services pursuant to the Management Agreement (the "Agreement") dated August 2, 1994, between the Manager and the Fund which is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of any party to the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons," last approved the Agreement at a meeting held on July 24, 1997. Shareholders approved the Agreement on August 2, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).


     As compensation for the Manager's services to the Fund, under the Agreement the Fund has agreed to pay the Manager a fee payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets. Prior to August 2, 1994, the Manager provided investment advisory services to the Fund pursuant to an Investment Advisory Agreement with the Fund (the "Prior Advisory Agreement") dated August 27, 1990. Pursuant to the Prior Advisory Agreement, the Fund agreed to pay the Manager an advisory fee at the annual rate of .65 of 1% of the Fund's average daily net assets up to $200 million;
 .40 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. For the period from June 1, 1994 through August 1, 1994, the Fund paid the Manager pursuant to the Prior Advisory Agreement a fee of $332,837. For the period from August 2, 1994 through May 31, 1995, the Fund paid the Manager pursuant to the Agreement a fee of $2,229,348. For the fiscal years ended May 31, 1996 and 1997, the Fund paid the Manager pursuant to the Agreement a fee of $3,154,864 and $4,045,691, respectively.


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Jeffrey N. Nachman, Vice President-Mutual Fund Accounting; Andrew
S. Wasser, Vice President-Information Systems; William V. Healey, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.

     Amended and Restated Sub-Investment Advisory Agreement. NCM provides sub-investment advisory services pursuant to an Amended and Restated Sub-Investment Advisory Agreement dated April 22, 1996 between the Manager and NCM. The Amended and Restated Sub-Investment Advisory Agreement is subject to annual approval by (i) the Board of Directors of the Fund or (ii) vote of a majority (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the Act) of any party to the Amended and Restated Sub-Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Board of Directors, including a majority of the Directors who are not "interested persons", last approved the Amended and Restated Sub-Investment Advisory Agreement at a meeting held on July 18, 1996. Shareholders approved the Amended and Restated Sub-Investment
Advisory Agreement on April 18, 1996. The Amended and Restated Sub-Investment Agreement contains a restriction on NCM's ability to act as the investment adviser or sub-investment adviser for other registered funds with socially responsible investment policies without the consent of the Fund or the Manager. The Amended and Restated Sub-Investment Advisory Agreement is terminable without penalty, on 60 days' notice, by the Manager, by the Board of Directors of the Fund or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by NCM. The Amended and Restated Sub-Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act). In addition, if the Management Agreement terminates for any reason, the Amended and Restated Sub-Investment Advisory Agreement will terminate effective upon the date the Management Agreement terminates.

     As compensation for NCM's services under the Amended and Restated Sub-Investment Advisory Agreement, the Manager has agreed to pay NCM a fee, payable monthly, at an annual rate as set forth in the Fund's Prospectus.

     For the period August 2, 1994 through April 21, 1996, NCM served as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement (the "Former NCM Agreement") dated August 2, 1994 between NCM and Dreyfus. Pursuant to the Former NCM Agreement, Dreyfus agreed to pay NCM a sub-investment advisory fee at the annual rate of .10 of 1% of the Fund's average daily net assets up to $500 million; and .20 of 1% of the Fund's average daily net assets in excess of $500 million. Prior to August 2, 1994, Tiffany Capital Advisors, Inc. ("Tiffany") served as the Fund's sub-investment adviser pursuant to a sub-investment advisory agreement (the "Prior Sub-Advisory Agreement") dated August 27, 1990 between Tiffany and the Fund. Pursuant to the Prior Sub-Advisory Agreement, the Fund agreed to pay Tiffany a sub-investment advisory fee at the annual rate of .10 of 1% of the Fund's average daily net assets up to $200 million; .35 of 1% of the Fund's average daily net assets for the next $100 million; and .375 of 1% of the Fund's average daily net assets in excess of $300 million. The sub-investment advisory fee paid by the Fund pursuant to the Prior Sub-Advisory Agreement for the period from June 1, 1994 to August 1, 1994 was $141,170. For the period from August 2, 1994 to May 31, 1995, Dreyfus paid NCM a sub-advisory fee of $297,131 pursuant to the Former NCM Agreement. For the period from June 1, 1995 to April 21, 1996, Dreyfus paid NCM a sub-advisory fee of $382,143 pursuant to the Former NCM Agreement and for the period from April 22, 1996 to May 31, 1996, Dreyfus paid NCM a sub-advisory fee of $42,614 pursuant to the Amended and Restated Sub-Investment Advisory Agreement. For the fiscal year ended May 31, 1997 Dreyfus paid NCM a sub-investment advisory fee of $632,271 pursuant to the Amended and Restated Sub-Investment Advisory Agreement.


     The following persons are officers and/or directors of NCM: Maceo K. Sloan, Chairman, President and Chief Executive Officer; Justin F. Beckett, Executive Vice President and Director; Peter J. Anderson, Director; Morris Goodwin, Jr., Director, Stephen W. Rozzell, Director; Edith H. Noel, Senior Vice President, Corporate Secretary and Treasurer; Clifford D. Mpare, Executive Vice President and Co-Chief Investment Officer; Ben Blakney, Executive Vice President and Chief Operating Officer; Paul L. VanKampen, Senior Vice President-Director of Fixed Income; David Carter, Vice President-Fixed; Lorenzo Newsome, Vice President-Fixed; David Halloran, Vice President-Equity; Drake Craig, Vice President-Equity; Michael Ferraro, Vice President-Head Trader; Deborah Bronson, Vice President-Director of Operations; Mary M. Ford, Senior Vice President-Client Services; Victoria Treadwell, Vice President-Director of Client Services; Linda Jordan, Regional Vice President-Marketing; Lee Baker, Vice President-Client Services; Marc Reid, Assistant Vice President-Marketing.

     NCM provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the supervision of the Manager and the approval of the Fund's Board of Directors. The Manager and NCM provide the Fund with Portfolio Managers who are authorized by the Directors to execute purchases and sales of securities. The Fund's Portfolio Managers are Eric Steedman, Maceo K. Sloan and Clifford D. Mpare, Jr. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Directors' review at the meeting subsequent to such transactions.

     Expenses. All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager or NCM. The expenses borne by the Fund include: organizational costs, taxes, interest, loan commitment fees, interest and distributions on securities sold short, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or NCM, or any affiliate of the Manager or NCM, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), cost of shareholders' reports and meetings, costs of preparing, printing and distributing certain prospectuses and statements of additional information, and any extraordinary expenses.

     The Manager and NCM have agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management and sub-advisory fees, exceed 1-1/2% of the average value of the Fund's net assets for the fiscal year, the Fund may deduct from the fees to be paid to the Manager and NCM or each will bear, the excess expense. For each fiscal year of the Fund, the Manager and NCM will pay or bear such excess on a pro rata basis in proportion to the relative fees otherwise payable to each pursuant to the Management Agreement and the Amended and Restated Sub-Investment Advisory Agreement, respectively. Such deduction or payment, if any, will be estimated, reconciled and effected or paid, as the case may be, on a monthly basis and will be limited to the amount of fees otherwise payable to the Manager and NCM under each respective agreement.


                             PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies.

     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent") or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent. In some states, banks or other financial institutions effecting transactions in Fund shares may be required to register as a dealer pursuant to state law.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made between the hours of 8:00 A.M. and 4:00 P.M., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open. Such purchases will be credited to the shareholder's Fund account on the next bank business day. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See also "Redemption of Shares - Dreyfus TeleTransfer Privilege."

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided that the information on the old Account Application is still applicable.


                            REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Shares."

     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire, telephone or letter redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
     Transmittal Code                   Answer Back Sign

     144295                             144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171 toll free. Investors should advise the operator that the above transmittal code must be used and should inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, requests for redemption, including wire redemption will be effected as a Dreyfus TeleTransfer transaction, not a Wire Redemption transaction, through the Automated Clearing House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares - Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any stock certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies
and savings associations.   Guarantees must be signed by an authorized
signatory of the guarantor and "Signature-Guaranteed" should appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors such as consular verification. For more information with respect to signature-guarantees, please call one of the numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash for all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the portfolio of the Fund. If the recipient sold such securities, brokerage charges would be incurred.

     There is no charge for redemption. Should such a charge be established, shareholders will be given written notice and a reasonable period within which to redeem shares without charge.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                            SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under Item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. Telephone exchanges may be subject to limitations as to amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans and IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"), with only one participant, the minimum initial investment is $750. To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in Personal Retirement Plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. The Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. Investors will be notified if their accounts fall below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which the fund being acquired may legally be sold. Shares may be exchanged only between fund accounts having identical names and other identifying designations.

     Shareholder Services Forms and prospectuses of the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request. The Fund Exchange services or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends and any capital gains distributions from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to Dreyfus Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of the sales load in shares of other funds that are offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Fund makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the Bank Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.


                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Shares."

     Valuation of Portfolio Securities. Portfolio securities, including warrants and covered call options written, are valued at the last sales price on the securities exchange on which the securities primarily are traded or at the last sales price on the national securities market. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Market quotations of foreign securities in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The Fund's Board will review the method of valuation on a regular basis. In making their good faith valuation, the Board will generally take the following into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Fund's Board if they believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists will usually be valued initially at cost. Any subsequent adjustments from cost will be based upon considerations deemed relevant by the Board of Directors. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas.


                          SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended May 31, 1997, $780,224 was charged to the Fund under the Plan.


                     DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."

     Management believes that the Fund qualified for the fiscal year ended May 31, 1997 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Qualification as a "regulated investment company" relieves the Fund of any liability for Federal income taxes to the extent its net investment income and net realized capital gains are distributed in accordance with applicable provisions of the Code. Among the requirements for such qualification is that less than 30% of the Fund's income be derived from gains from the sale or other disposition of securities held for less than three months, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, and the Fund must meet certain asset diversification and other requirements.
Accordingly, the Fund may be restricted in the selling of securities held for less than three months, and in the utilization of certain of the investment techniques described in the Prospectus. The Code's rules regarding the determination of the holding period of property comprising a straddle, however, should make it easier for the Fund to satisfy the 30% test. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the original cost of his investment. Such dividend or distribution would be a return on investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of the Fund for six months (or such shorter period as the Internal Revenue Service may prescribe by regulations) and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain dividend received.

     Depending upon the composition of the Fund's income, the entire amount or a portion of the dividends from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of the Fund distributed to its qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that (i) the Fund's income consists of dividends paid by U.S. corporations and (ii) the Fund would have been entitled to the dividends received deduction with respect to such dividend income if the Fund were not a regulated investment company. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more during the 90 day period commencing 45 days before the shares become ex-dividend and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss realized by the Fund from certain options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such options as well as from closing transactions. In addition, any such options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256. As such, all or a portion of any short or long-term capital gains from certain "straddle" transactions may be recharacterized as ordinary income.

     Recently enacted legislation added constructive sale provisions that may apply if the Fund enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, with certain exceptions, the Fund will be taxed as if the appreciated property were sold at its fair market value on the date the Fund entered into such short sale or contract. Such legislation similarly may apply if the Fund has entered into a short sale, option, futures or forward contract, or other position with respect to property, which has appreciated in value, and the Fund acquires that same or substantially identical property. In such event, with certain exceptions, the Fund will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

     If the Fund were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or options contracts, such "straddles" could be characterized as "mixed straddles" if at least one (but not all) of the positions comprising such straddles are "Section 1256 contracts." A "Section 1256 contract" is defined to include any regulated futures contract, foreign currency contract, non-equity option, and dealer equity option. Section 1256(d) of the Code permits the Fund to elect not to have Section 1256 apply with respect to "mixed straddles." If no such election is made, to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the "straddle" and the conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     Recently enacted legislation added constructive sale provisions that may apply if the Fund enters into short sales, or futures, forwards, or offsetting notional principal contracts with respect to appreciated stock and certain debt obligations that it holds. In such event, with certain exceptions, the Fund will be taxed as if the appreciated property were sold at its fair market value on the date the Fund entered into such short sale or contract. Such legislation similarly may apply if the Fund has entered into a short sale, option, futures or forward contract, or other position with respect to property, which has appreciated in value, and the Fund acquires that same or substantially identical property. In such event, with certain exceptions, the Fund will be taxed as if the appreciated position were sold at its fair market value on the date of such acquisition. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

                           PORTFOLIO TRANSACTIONS

     The Manager assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the Manager's best judgment and in a manner deemed fair and reasonable to shareholders, rather than by any formula. The primary consideration in all portfolio securities transactions is prompt execution of orders at the most favorable net price. When this primary consideration is met to the satisfaction of the Manager, brokers may also be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Subject to the primary consideration, particular brokers selected may also include those who supplement the Manager's and NCM's research facilities with statistical data, investment information, economic facts and opinions; sales of Fund shares by a broker may be taken into consideration. Information so received is in addition to and not in lieu of services required to be performed by the Manager and NCM and their fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Fund and other funds which it advises and to NCM in serving both the Fund and the other accounts it manages, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager and NCM in carrying out their obligations to the Fund. The overall reasonableness of brokerage commissions paid is evaluated by the Manager based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. When transactions are executed in the over-the-counter market, the Fund will deal with the primary market makers unless a more favorable price or execution is otherwise obtainable. Although it is not possible to place a dollar value on the research services received from brokers who effect transactions in portfolio securities, it is the opinion of the Manager that these services should not reduce the overall expenses of its research department.


     For its portfolio securities transactions for the fiscal years ended May 31, 1995, 1996 and 1997, the Fund paid total brokerage commissions of $1,445,266, $777,679 and $531,274, respectively, none of which was paid to the Distributor. The above figures for brokerage commissions paid do not include gross spreads and concessions on principal transactions which, where determinable, amounted to $0, $0 and $29,760 in fiscal years 1995, 1996 and 1997 respectively, none of which was paid to the Distributor.


     The Fund's portfolio turnover rates (exclusive of U.S. Government securities and short-term investments) for the fiscal years ended May 31, 1996 and 1997 were 92.08% and 66.52%, respectively.


                           PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."

     The Fund's average annual total return for the one, five and ten year periods ended May 31, 1997 was 25.70%, 15.48% and 13.01%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     The Fund's total return for the period March 29, 1972 to May 31, 1997 was 1,959.42%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     From time to time, advertising material for the Fund may include biographical information relating to its portfolio managers and may refer to, or include commentary by the portfolio manager relating to investment strategy, asset growth, current or past business, political, economic, or financial conditions and other matters of general interest to investors. It may also discuss or portray the principles of dollar-cost-averaging and may refer to Morningstar or Value Line ratings and related analyses supporting the ratings.



                         INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of stock are of one class and have equal rights as to voting, redemption, dividends, and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.



             CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                      COUNSEL AND INDEPENDENT AUDITORS

     Mellon Bank, N.A. (the "Custodian"), Dreyfus' parent and a subsidiary of Mellon Bank Corporation, is located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, and serves as the custodian of the Fund. Under its Custody Agreement with the Fund, the Custodian holds the Fund's portfolio securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges. For the fiscal year ended May 31, 1997, the Fund paid the Custodian $42,287.


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended May 31, 1997, the Fund paid the Transfer Agent $265,039.

     Neither the Transfer Agent nor the Custodian has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, as counsel for the Fund, has rendered its opinion as to certain legal matters in connection with the shares of capital stock being sold pursuant to the Fund's Prospectus to which this Statement of Additional Information relates.

     Ernst & Young LLP, independent auditors, 787 Seventh Avenue, New York, New York 10019 have been selected as auditors of the Fund.




The Dreyfus Third Century Fund, Inc.

--------------------------------------------------------------------------------
Statement of Investments                                            May 31, 1997



Common Stocks--88.9%                                                                Shares              Value
----------------------------------------------------------------------------       --------       --------------

      Consumer Non-Durables--14.0%  Avon Products............................       150,000       $    9,562,500
                                    CPC International........................       110,000            9,460,000
                                    Clorox...................................       110,000           13,887,500
                                    Coca-Cola................................       194,800           13,295,100
                                    Colgate-Palmolive........................       280,000           17,360,000
                                    Gillette.................................       176,600           15,695,325
                                    Interstate Bakeries......................        90,000            4,837,500
                                    Jones Apparel Group...................(a)       130,000            6,093,750
                                    NIKE, Cl. B..............................        81,600            4,651,200
                                                                                                  --------------
                                                                                                      94,842,875
                                                                                                  --------------

           Consumer Services--6.3%  BET Holdings, Cl. A...................(a)        85,000            2,730,625
                                    CUC International.....................(a)       418,550            9,626,650
                                    Disney (Walt)............................       198,600           16,260,375
                                    Service Corp. International..............       400,000           14,100,000
                                                                                                  --------------
                                                                                                      42,717,650
                                                                                                  --------------

      Electronic Technology--10.7%  Cisco Systems.........................(a)       235,000           15,921,250
                                    EMC...................................(a)       214,100            8,537,237
                                    Intel....................................        75,000           11,362,500
                                    Linear Technology.....................(a)       170,000            8,521,250
                                    Seagate Technology....................(a)       150,000            6,093,750
                                    Sun Microsystems......................(a)       247,200            7,972,200
                                    3COM..................................(a)        86,300            4,185,550
                                    U.S. Robotics.........................(a)       120,000           10,080,000
                                                                                                  --------------
                                                                                                      72,673,737
                                                                                                  --------------

                    Finance--20.1%  AFLAC....................................       171,150            8,728,650
                                    Allstate.................................       213,070           15,687,278
                                    American International Group.............        74,700           10,112,512
                                    BANKBOSTON...............................       170,000           12,410,000
                                    BankAmerica..............................       115,000           13,440,625
                                    Chase Manhattan..........................        50,000            4,725,000
                                    Citicorp.................................        99,200           11,346,000
                                    Fannie Mae...............................       410,600           17,912,425
                                    Green Tree Financial.....................       366,800           12,838,000
                                    PNC Bank.................................       225,000            9,421,875
                                    Summit Bancorp...........................       133,000            6,566,875
                                    SunAmerica...............................       270,000           12,757,500
                                                                                                  --------------
                                                                                                     135,946,740
                                                                                                  --------------



The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1997



Common Stocks (continued)                                                          Shares              Value
-----------------------------------------------------------------------------      --------        -------------

          Health Technology--14.2%  Amgen.................................(a)       200,600         $ 13,415,125
                                    Boston Scientific.....................(a)       100,000            5,337,500
                                    Bristol-Myers Squibb.....................       207,000           15,188,625
                                    Guidant..................................       150,000           11,643,750
                                    Johnson & Johnson........................       299,080           17,907,415
                                    Medtronic................................       219,600           16,250,400
                                    Merck & Co...............................       184,762           16,605,484
                                                                                                    ------------
                                                                                                      96,348,299
                                                                                                    ------------

         Industrial Services--3.6%  Global Marine.........................(a)       200,000            4,500,000
                                    Schlumberger.............................       122,210           14,558,266
                                    Seitel................................(a)       150,000            5,568,750
                                                                                                    ------------
                                                                                                      24,627,016
                                                                                                    ------------

          Process Industries--3.6%  Avery Dennison...........................       200,000            7,525,000
                                    Bemis....................................       300,600           12,024,000
                                    Fort Howard...........................(a)       102,600            4,713,187
                                                                                                    ------------
                                                                                                      24,262,187
                                                                                                    ------------

      Producer Manufacturing--2.0%  Dover....................................       235,800           13,499,550
                                                                                                    ------------

                Retail Trade--4.0%  Consolidated Stores...................(a)       141,250            5,402,812
                                    OfficeMax.............................(a)       400,000            5,550,000
                                    Sears, Roebuck & Co......................       238,700           11,726,137
                                    Viking Office Products................(a)       250,000            4,718,750
                                                                                                    ------------
                                                                                                      27,397,699
                                                                                                    ------------

         Technology Services--7.6%  BMC Software..........................(a)       327,120           17,705,375
                                    Computer Associates International........       188,425           10,316,269
                                    Microsoft.............................(a)        90,000           11,160,000
                                    Oracle................................(a)       260,500           12,145,812
                                                                                                    ------------
                                                                                                      51,327,456
                                                                                                    ------------

              Transportation--1.0%  Federal Express.......................(a)       125,640            6,580,395
                                                                                                    ------------

                   Utilities--1.8%  WorldCom..............................(a)       400,000           11,850,000
                                                                                                    ------------

                                    TOTAL COMMON STOCKS
                                      (cost $431,659,916)....................                       $602,073,604
                                                                                                    ------------
                                                                                                    ------------


The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                                May 31, 1997






                                                                                  Principal
Short-Term Investments--6.9%                                                        Amount            Value
-----------------------------------------------------------------------------   -------------    ---------------

             U.S. Treasury Bills:   5.13%, 7/24/1997.........................   $ 1,261,000       $  1,252,097
                                    5.06%, 8/7/1997..........................     2,121,000          2,102,462
                                    4.98%, 8/21/1997.........................    43,537,000         43,068,107
                                                                                                  ------------
                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $46,401,685).....................                     $ 46,422,666
                                                                                                  ============


TOTAL INVESTMENTS (cost $478,061,601)........................................         95.8%       $648,496,270
                                                                                     ======       ============

CASH AND RECEIVABLES (NET)...................................................          4.2%       $ 28,587,912
                                                                                     ======       ============

NET ASSETS...................................................................        100.0%       $677,084,182
                                                                                     ======       ============



Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.


                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                 May 31, 1997


                                                                                        Cost            Value
                                                                                     -------------    -------------
ASSETS:             Investments in securities--See Statement of Investments....      $478,061,601     $648,496,270
                    Cash.......................................................                         27,678,441
                    Receivable for shares of Common Stock subscribed...........                          1,018,871
                    Dividends  receivable......................................                            499,236
                    Prepaid expenses...........................................                             64,834
                                                                                                      ------------
                                                                                                       677,757,652
                                                                                                      ------------

LIABILITIES:        Due to The Dreyfus Corporation and affiliates..............                            437,618
                    Payable for shares of Common Stock redeemed................                             27,625
                    Accrued expenses...........................................                            208,227
                                                                                                      ------------
                                                                                                           673,470
                                                                                                      ------------

NET ASSETS.....................................................................                       $677,084,182
                                                                                                      ============

REPRESENTED BY:     Paid-in capital............................................                       $477,876,791
                    Accumulated undistributed investment  income--net..........                            917,401
                    Accumulated net realized gain (loss) on investments........                         27,855,321
                    Accumulated net unrealized appreciation (depreciation)
                          on investments--Note 4...............................                        170,434,669
                                                                                                      ------------

NET ASSETS.....................................................................                       $677,084,182
                                                                                                      ============

SHARES OUTSTANDING

(150 million shares of $.33 1/3 par value Common Stock authorized).............                         67,611,406

NET ASSET VALUE, offering and redemption price per share.......................                             $10.01
                                                                                                            ======






                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations                                 Year Ended  May 31, 1997



INVESTMENT INCOME

INCOME:                       Cash dividends...................................                $  5,201,271
                              Interest ........................................                   1,534,525
                                                                                               ------------
                                   Total Income................................                               $ 6,735,796



EXPENSES:                     Management fee--Note 3(a)........................                   4,045,691
                              Shareholder servicing costs--Note 3(b)...........                   1,133,683
                              Professional fees................................                      97,242
                              Registration fees................................                      73,435
                              Prospectus and shareholders' reports.............                      67,592
                              Directors' fees and expenses--Note 3(c)..........                      42,827
                              Custodian fees--Note 3(b)........................                      42,287
                              Interest--Note 2.................................                       7,510
                              Loan commitment fees--Note 2.....................                       3,856
                              Miscellaneous....................................                      18,348
                                                                                               ------------
                                   Total Expenses..............................                                 5,532,471
                                                                                                             ------------

INVESTMENT INCOME--NET.........................................................                                 1,203,325



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                              Net realized gain (loss) on investments .........                $ 62,677,975
                              Net unrealized appreciation (depreciation) on
                                investments....................................                  66,809,492
                                                                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                               129,487,467
                                                                                                             ------------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................                              $130,690,792
                                                                                                             ============




                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets                       Year Ended May 31, 1997


                                                                                         Year Ended       Year Ended
                                                                                        May 31, 1997     May 31, 1996
                                                                                      ----------------  --------------

OPERATIONS:

  Investment income--net..................................................                $   1,203,325  $   1,507,162
  Net realized gain (loss) on investments.................................                   62,677,975     62,835,662
  Net unrealized appreciation (depreciation) on investments...............                   66,809,492     54,728,281
                                                                                         --------------  -------------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                  130,690,792    119,071,105
                                                                                         --------------  -------------

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net..................................................                   (1,059,465)    (2,113,842)
  Net realized gain on investments........................................                  (73,897,734)   (27,118,179)
                                                                                         --------------  -------------
      Total Dividends.....................................................                  (74,957,199)   (29,232,021)
                                                                                         --------------  -------------


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold...........................................                1,044,680,240    347,500,025
  Dividends reinvested....................................................                   72,507,283     27,798,267
  Cost of shares redeemed.................................................                 (969,289,077)  (360,518,670)
                                                                                         --------------  -------------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...                  147,898,446     14,779,622
                                                                                         --------------  -------------
        Total Increase (Decrease) in Net Assets...........................                  203,632,039    104,618,706


NET ASSETS:

  Beginning of Period.....................................................                  473,452,143    368,833,437
                                                                                         --------------  -------------
  End of Period...........................................................               $  677,084,182   $473,452,143
                                                                                         --------------  -------------
                                                                                         --------------  -------------
Undistributed investment income--net......................................               $      917,401   $    773,541
                                                                                         --------------  -------------

                                                                                             Shares          Shares
                                                                                         --------------  -------------
CAPITAL SHARE TRANSACTIONS:

  Shares sold.............................................................                  109,951,947     40,415,926
  Shares issued for dividends reinvested..................................                    8,277,087      3,419,227
  Shares redeemed.........................................................                 (101,819,266)   (42,120,754)
                                                                                         --------------  -------------
      Net Increase (Decrease) in Shares Outstanding.......................                   16,409,768      1,714,399
                                                                                         --------------  -------------
                                                                                         --------------  -------------



                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

   Reference is made to page 3 of the Fund's Prospectus dated October 1, 1997.

                       See notes to financial statements.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS




NOTE 1--Significant Accounting Policies:

     The Dreyfus Third Century Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares which are sold to the public without a sales charge.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. At May 31, 1997, there were no outstanding borrowings under the Facility.

     The average daily amount of borrowings outstanding under a previous line of credit during the period ended May 31, 1997, was approximately $118,000, with a related weighted average annualized interest rate of 5.83%. The maximum amount borrowed at any time during the period ended May 31, 1997 was $15 million.

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)



NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to the management agreement ("Agreement") with Dreyfus, the management fee is computed at an annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11/2% of the value of the Fund's average net assets, the Fund may deduct from the fees paid to Dreyfus, or Dreyfus will bear such excess expense. There was no expense reimbursement for the period ended May 31, 1997.

     Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following rates:

      Average Net Assets
      ------------------
      0 to $400 million.......................................     .10 of 1%
      $400 to $500 million....................................     .15 of 1%
      $500 to $750 million....................................     .20 of 1%
      In excess of $750 million...............................     .25 of 1%

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1997, the Fund was charged an aggregate of $780,224 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $265,039 during the period ended May 31, 1997.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended May 31, 1997, $42,287 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $10,000. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 1997 amounted to $346,080,414 and $338,005,328, respectively.

     At May 31, 1997, accumulated net unrealized appreciation on investments was $170,434,669, consisting of $172,683,615 gross unrealized appreciation and $2,248,946 gross unrealized depreciation.

     At May 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Third Century Fund, Inc.
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors


Shareholders and Board of Directors
The Dreyfus Third Century Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The Dreyfus Third Century Fund, Inc., including the statement of investments, as of May 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held as of May 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Third Century Fund, Inc. at May 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

New York, New York
July 7, 1997




                    THE DREYFUS THIRD CENTURY FUND, INC.


                         PART C. OTHER INFORMATION
                           _________________________


Item 24.  Financial Statements and Exhibits. - List
_______    _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Condensed Financial Information for each of the ten years in the period ended May 31, 1997.

               Included in Part B of the Registration Statement:

                    Statement of Investments--May 31, 1997.


                    Statement of Assets and Liabilities--May 31, 1997.


                    Statement of Operations--year ended May 31, 1997.


                    Statement of Changes in Net Assets--for each of the years ended May 31, 1996 and 1997.

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated July 7, 1997.






Schedules No. I through VII and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______    _____________________________________________________


 (b)      Exhibits:

(1) Registrant's Articles of Incorporation in the State of Maryland are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on July 30, 1982 ("Post-Effective Amendment No. 21").

(2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on July 6, 1990.

(4) Specimen certificate for the Registrant's securities is incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 21.

(5)(a) Management Agreement is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

   (b) Amended and Restated Sub-Investment Advisory Agreement is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on September 20, 1996.

(6) Distribution Agreement is incorporated by reference to Exhibit 6 of the Post-Effective Amendment No.38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

(8)(a) Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A filed on September 20, 1996.

(8)(b) Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 21, and to Exhibit 8(c) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on July 6, 1990.

(9) Shareholder Services Plan is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (3) of Post-Effective Amendment No. 1 to the Registration Statement on Form S-5, filed on March 29, 1972.

(11)      Consent of Independent Auditors.

(14) The documents making up model plans in the establishment of retirement plans in conjunction with which Registrant offers its securities is incorporated by reference to Exhibit (14) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on August 24, 1979.

(16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 38 to the Registration Statement in Form N-1A, filed on September 16, 1994.

(17)      Financial Data Schedule.

Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a) Power of Attorney of the Directors and officers are incorporated by reference to Other Exhibits (a) of Post-Effect Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.

               (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A, filed on September 16, 1994.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                          (2)

                                              Number of Record
        Title of Class                          Holders as of
                                             September 3, 1997
        ______________                 _____________________________

        Common Stock                              23, 988
        (Par value $.33 1/3)

Item 27.    Indemnification
_______     _______________

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Post-Effective Amendment No. 21 to the Registration Statement on
Form N-1A, filed on July 30, 1982.

        Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on September 30, 1983.

Item 28.    Business and Other Connections of Investment Adviser.
_______     ____________________________________________________

            The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, provides shareholder servicing for investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Service Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,             Secretary:
General Counsel                  The Dreyfus Consumer Credit Corporation*;
and Secretary                    Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

WILLIAM V. HEALEY
Assistant Secretary

                            President:
                                The Truepenny Corporation
                            Vice President and Director:
                                The Dreyfus Consumer Credit Corporation
                            Secretary and Director:
                                Dreyfus Partnership Management Inc.
                            Director:
                                The Dreyfus Trust Company
                            Assistant Secretary:
                                Dreyfus Service Corporation
                                Dreyfus Investment Advisors, Inc.
                            Assistant Clerk:
                                Dreyfus Insurance Agency of Massachusetts,
                                Inc.



______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.






Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

    1)     Comstock Partners Funds, Inc.
    2)     Dreyfus A Bonds Plus, Inc.
    3)     Dreyfus Appreciation Fund, Inc.
    4)     Dreyfus Asset Allocation Fund, Inc.
    5)     Dreyfus Balanced Fund, Inc.
    6)     Dreyfus BASIC GNMA Fund
    7)     Dreyfus BASIC Money Market Fund, Inc.
    8)     Dreyfus BASIC Municipal Fund, Inc.
    9)     Dreyfus BASIC U.S. Government Money Market Fund
    10)    Dreyfus California Intermediate Municipal Bond Fund
    11)    Dreyfus California Tax Exempt Bond Fund, Inc.
    12)    Dreyfus California Tax Exempt Money Market Fund
    13)    Dreyfus Cash Management
    14)    Dreyfus Cash Management Plus, Inc.
    15)    Dreyfus Connecticut Intermediate Municipal Bond Fund
    16)    Dreyfus Connecticut Municipal Money Market Fund, Inc.
    17)    Dreyfus Florida Intermediate Municipal Bond Fund
    18)    Dreyfus Florida Municipal Money Market Fund
    19)    The Dreyfus Fund Incorporated
    20)    Dreyfus Global Bond Fund, Inc.
    21)    Dreyfus Global Growth Fund
    22)    Dreyfus GNMA Fund, Inc.
    23)    Dreyfus Government Cash Management
    24)    Dreyfus Growth and Income Fund, Inc.
    25)    Dreyfus Growth and Value Funds, Inc.
    26)    Dreyfus Growth Opportunity Fund, Inc.
    27)    Dreyfus Income Funds
    28)    Dreyfus Institutional Money Market Fund
    29)    Dreyfus Institutional Short Term Treasury Fund
    30)    Dreyfus Insured Municipal Bond Fund, Inc.
    31)    Dreyfus Intermediate Municipal Bond Fund, Inc.
    32)    Dreyfus International Funds, Inc.
    33)    Dreyfus Investment Grade Bond Funds, Inc.
    34)    The Dreyfus/Laurel Funds, Inc.
    35)    The Dreyfus/Laurel Funds Trust
    36)    The Dreyfus/Laurel Tax-Free Municipal Funds
    37)    Dreyfus LifeTime Portfolios, Inc.
    38)    Dreyfus Liquid Assets, Inc.
    39)    Dreyfus Massachusetts Intermediate Municipal Bond Fund
    40)    Dreyfus Massachusetts Municipal Money Market Fund
    41)    Dreyfus Massachusetts Tax Exempt Bond Fund
    42)    Dreyfus MidCap Index Fund
    43)    Dreyfus Money Market Instruments, Inc.
    44)    Dreyfus Municipal Bond Fund, Inc.
    45)    Dreyfus Municipal Cash Management Plus
    46)    Dreyfus Municipal Money Market Fund, Inc.
    47)    Dreyfus New Jersey Intermediate Municipal Bond Fund
    48)    Dreyfus New Jersey Municipal Bond Fund, Inc.
    49)    Dreyfus New Jersey Municipal Money Market Fund, Inc.
    50)    Dreyfus New Leaders Fund, Inc.
    51)    Dreyfus New York Insured Tax Exempt Bond Fund
    52)    Dreyfus New York Municipal Cash Management
    53)    Dreyfus New York Tax Exempt Bond Fund, Inc.
    54)    Dreyfus New York Tax Exempt Intermediate Bond Fund
    55)    Dreyfus New York Tax Exempt Money Market Fund
    56)    Dreyfus 100% U.S. Treasury Intermediate Term Fund
    57)    Dreyfus 100% U.S. Treasury Long Term Fund
    58)    Dreyfus 100% U.S. Treasury Money Market Fund
    59)    Dreyfus 100% U.S. Treasury Short Term Fund
    60)    Dreyfus Pennsylvania Intermediate Municipal Bond Fund
    61)    Dreyfus Pennsylvania Municipal Money Market Fund
    62)    Dreyfus Premier California Municipal Bond Fund
    63)    Dreyfus Premier Equity Funds, Inc.
    64)    Dreyfus Premier International Growth Fund, Inc.
    65)    Dreyfus Premier GNMA Fund
    66)    Dreyfus Premier Worldwide Growth Fund, Inc.
    67)    Dreyfus Premier Insured Municipal Bond Fund
    68)    Dreyfus Premier Municipal Bond Fund
    69)    Dreyfus Premier New York Municipal Bond Fund
    70)    Dreyfus Premier State Municipal Bond Fund
    71)    Dreyfus Premier Value Fund
    72)    Dreyfus S&P 500 Index Fund
    73)    Dreyfus Short-Intermediate Government Fund
    74)    Dreyfus Short-Intermediate Municipal Bond Fund
    75)    The Dreyfus Socially Responsible Growth Fund, Inc.
    76)    Dreyfus Stock Index Fund, Inc.
    77)    Dreyfus Tax Exempt Cash Management
    78)    The Dreyfus Third Century Fund, Inc.
    79)    Dreyfus Treasury Cash Management
    80)    Dreyfus Treasury Prime Cash Management
    81)    Dreyfus Variable Investment Fund
    82)    Dreyfus Worldwide Dollar Money Market Fund, Inc.
    83)    General California Municipal Bond Fund, Inc.
    84)    General California Municipal Money Market Fund
    85)    General Government Securities Money Market Fund, Inc.
    86)    General Money Market Fund, Inc.
    87)    General Municipal Bond Fund, Inc.
    88)    General Municipal Money Market Fund, Inc.
    89)    General New York Municipal Bond Fund, Inc.
    90)    General New York Municipal Money Market Fund


(b)
                                                            Positions and
Name and principal     Positions and offices with           offices with
business address       the Distributor                      Registrant
__________________     ___________________________          _____________

Marie E. Connolly+     Director, President, Chief           President and
                       Executive Officer and Compliance     Treasurer
                       Officer

Joseph F. Tower, III+  Director, Senior Vice President,     Vice President
                       Tresurer and Chief Financial Officer and Assistant
                                                            Treasurer

Richard W. Ingram      Executive Vice President             Vice President
                                                            and Assistant
                                                            Treasurer

John E. Pelletier+     Senior Vice President, General       Vice President
                       Counsel, Secretary and Clerk         and Secretary

Elizabeth A. Keeley++  Vice President                       Vice President
                                                            and Assistant
                                                            Secretary

Mary A. Nelson+        Vice President                       Vice President
                                                            and Assistant
                                                            Treasurer

Paul Prescott+         Vice President                       None

Jean M. O'Leary+       Assistant Secretary and              None
                       Assistant Clerk

William J. Nutt+       Director                             None




________________________________
 +  Principal business address is 60 State Street, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.   Location of Accounts and Records
           ________________________________

           1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           2.  Mellon Bank, N.A.
               One Mellon Bank Center
               Pittsburgh, Pennsylvania 15258

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.


                                 SIGNATURES
                                  __________

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of September, 1997.

                    THE DREYFUS THIRD CENTURY FUND, INC.


               BY:  /s/Marie E. Connolly*
                    -------------------------------------
                    MARIE E. CONNOLLY, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                         Title                      Date
__________________________     ______________________________     _________

/s/Marie E. Connolly*           President and Treasurer
----------------------------    (Principal Executive, Financial    9/25/97
Marie E. Connolly               and Accounting Officer)


/s/Clifford L. Alexander, Jr.*  Director                           9/25/97
----------------------------
Clifford L. Alexander, Jr.


/s/Lucy Wilson Benson*          Director                           9/25/97
----------------------------
Lucy Wilson Benson


/s/Joseph DiMartino*            Chairman of the Board of           9/25/97
----------------------------    Directors
Joseph DiMartino


/s/Peter C. Goldmark, Jr.*      Director                           9/25/97
----------------------------
Peter C. Goldmark, Jr.


*BY: ___________________________
     Elizabeth A. Keeley
     Attorney-in-Fact



                              EXHIBIT INDEX


Exhibits

          (11)      Consent of Independent Auditors

          (17)      Financial Data Schedule